UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

RECURSION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2023, Recursion Pharmaceuticals, Inc. (the “Company”) announced that it has appointed David Mauro, M.D., Ph.D., to the position of Chief Medical Officer, effective June 1, 2023.

Shafique Virani, M.D., who has been serving in the role of Chief Corporate Development Officer and Interim Chief Medical Officer, will no longer hold the position of Interim Chief Medical Officer, effective June 1, 2023, but will continue serving in the role of Chief Corporate Development Officer.

Item 7.01. Regulation FD Disclosure.

On May 16, 2023, Recursion Pharmaceuticals, Inc. issued a press release announcing the appointment of David Mauro, M.D., Ph.D., as Chief Medical Officer, effective June 1, 2023. A copy of the Press release is attached hereto as Exhibit 99.1.

Also on May 16, 2023, the Company completed the previously disclosed acquisition of Valence Discovery Inc. (“Valence”) pursuant to the Share Purchase Agreement entered into on May 8, 2023 by the Company, an indirect wholly owned subsidiary of Recursion (the “Valence Purchaser”), Valence, and the other parties thereto (the “Valence Purchase Agreement”). Pursuant to the Valence Purchase Agreement, as consideration for the purchase of 100% of the outstanding equity securities of Valence, the Company expects to issue up to approximately 2.2 million shares of Recursion Class A common stock (the “Class A Shares”) and up to approximately 5.9 million shares of the Valence Purchaser (the “Exchangeable Shares”) and is assuming Valence’s outstanding options that are expected to be exercisable for up to approximately 0.8 million shares of Class A Shares. Each Exchangeable Share will be exchangeable into one Class A Share at the option of the holder, subject to certain adjustments.

The information furnished pursuant to Item 7.01 (including Exhibit 99.1) on this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release date May 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 16, 2023.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Christopher Gibson
Christopher Gibson
Chief Executive Officer